Exhibit 99.1

Vistas Media Acquisition Company Inc. Announces Additional Contribution to Trust Account to Extend Deadline to Consummate Business Combination

NEW YORK, August 10, 2021— Vistas Media Acquisition Company Inc. (NASDAQ: VMACU, VMAC, VMACW) (“VMAC” or the “Company”), a special purpose acquisition company, announced today that, on August 10, 2021, its sponsor, Vistas Media Sponsor, LLC, timely deposited an aggregate of $1,000,000 (the “Extension Payment”), representing $0.10 per public share, into VMAC’s trust account in order to extend the date by which VMAC has to consummate a business combination from August 11, 2021 to November 11, 2021 (the “Extension”). The Extension provides VMAC with additional time to complete its proposed business combination with Anghami Inc. (“Anghami”), the leading music streaming platform and service in the Middle East and North Africa.

The Sponsor loaned the Extension Payment to VMAC in exchange for a promissory note in the amount of the Extension Payment. The loan under the promissory note is non-interest bearing and will be repaid upon the consummation of the proposed business combination. The business combination is expected to be  consummated in the fourth quarter of 2021, subject to, among other things, the approval of the transaction by VMAC’s stockholders, satisfaction of the conditions stated in the definitive business combination agreement and other customary closing conditions, including that the U.S. Securities and Exchange Commission completes its review of the proxy statement/prospectus relating to the transaction, the receipt of certain regulatory approvals, and the approval by The Nasdaq Stock Market to list the securities of the combined company.

About Vistas Media Acquisition Corp.

VMAC is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities in the Global Media and Entertainment sector.

To learn more about Vistas Media Acquisition Company Inc., please visit https://vmac.media.

About Anghami Inc.

Anghami is the leading digital music entertainment technology platform in the Middle East and North Africa, with the largest catalog comprising more than 57 million songs available for more than 70 million users. When it launched in 2012, Anghami was the first music-streaming platform in MENA. In digitizing the region’s music, it has become the best-known and best-loved brand in music streaming in MENA. Today, Anghami features licensed content from leading Arabic labels, independent artists and distributors. Anghami also features music from the major International labels such as Universal, Sony, Warner and is continuously licensing new content. Headquartered in Abu Dhabi, it has offices in Beirut, Dubai, Cairo and Riyadh and operates in 16 countries across MENA. It is the only service available in English, Arabic and French, and remains close to its customer base, not only thanks to its pan-regional presence but also via the 56 million user data points it generates every day.

To learn more about Anghami, please visit: https://anghami.com

Additional Information and Where to Find It

In connection with the proposed business combination, VMAC intends to file a Registration Statement on Form F-4, including a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus with the SEC. VMAC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Anghami, VMAC, and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of VMAC as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: fjc@vmac.media.

Participants in Solicitation

VMAC and its directors and executive officers may be deemed participants in the solicitation of proxies from VMAC’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in VMAC will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Anghami and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of VMAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination, which will be made available as noted in the above paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. VMAC’s and Anghami’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside VMAC’s and Anghami’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against VMAC and Anghami following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of VMAC and Anghami, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Anghami’s business and/or the ability of the parties to complete the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that Anghami or VMAC may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the final prospectus of VMAC for its initial public offering, including those under “Risk Factors” therein, and in VMAC’s other filings with the SEC. VMAC cautions that the foregoing list of factors is not exclusive. VMAC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. VMAC does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Investors:

VMAC:

F. Jacob Cherian, CEO

+1 212- 859-3525

fjc@vmac.media

ICR:

Ashley DeSimone / Brett Milotte, ICR

Ashley.desimone@icrinc.com / Brett.milotte@icrinc.com

U.S. Media:

Keil Decker, ICR

Keil.decker@icrinc.com

Middle East Media:

Sunil John / Sophie McNulty, ASDA’A BCW

Sunil.john@bcw-global.com / Sophie.mcnulty@bcw-global.com

Christine Habib, Anghami

Christine@anghami.com